                                                                   Exhibit 10.21

                              AMENDED AND RESTATED

                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                              EMPIRE RESORTS, INC.

                                       AND

                               SCOTT A. KANIEWSKI

     This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "AGREEMENT") is made as of January 12, 2004, by and between  EMPIRE  RESORTS,  INC. (the  "COMPANY"),  a corporation duly organized and existing under the laws of the State of Delaware, with offices at Monticello Raceway,  Route 17B, Monticello,  New York 12701, and
SCOTT A. KANIEWSKI (the "EMPLOYEE"), an individual residing at 2412 Central Park
Ave. Evanston, IL 60201-1812.

     WHEREAS,  pursuant  to  that  certain  Amended  and  Restated  Contribution
Agreement (the "CONTRIBUTION AGREEMENT"),  dated as of February 8 , 2002, by and
between  the  Company  and  Watertone  Holdings,  LP  ("WATERTONE"),   Watertone
transferred  and contributed to the New York Gaming LLC (the "LLC") a portion of
Watertone's interest in Catskill Development, L.L.C. ("CATSKILL");

     WHEREAS, pursuant to that certain Employment Agreement,  dated February 12,
2002,  between the Company and the Employee,  the Employee has, and continues to serve as the Company's principal  financial officer (the "ORIGINAL  AGREEMENT");
and

     WHEREAS,  the Company and the  Employee now desire to amend and restate the
Original Agreement as provided herein.

     NOW  THEREFORE,   in  consideration  of  the  respective   representations,
warranties,  agreements and covenants  contained herein, and for such other good and  valuable  consideration,  the  receipt and legal  sufficiency  of which are hereby acknowledged, the parties hereto hereby agree that the Original Agreement is hereby amended and restated in its entirety as follows:

     1. EMPLOYMENT; TITLE; DUTIES AND RESPONSIBILITIES.

     (a) The Company  hereby  agrees to employ the  Employee,  and the  Employee hereby  agrees to serve the  Company,  on the  terms  and  conditions  set forth herein,  as the Chief  Financial  Officer  of the  Company,  with  such  powers, authorities,  responsibilities and duties as may be assigned to him from time to time by any Senior Officer (as hereinafter defined) or the Board of Directors of the Company (the "BOARD").

     (b) During the Term (as hereinafter  defined),  the Employee shall,  during business hours, devote all of his time, energy, skills, expertise, knowledge and abilities on an exclusive basis to the performance of his duties and obligations hereunder  and shall,  consistent  with the Company's  Policies (as  hereinafter defined)  and as  directed  or  requested  from time to time by the Board or any
Senior Officer, diligently, conscientiously and in good faith render and perform such services in such areas and places as are so directed or requested of him to carry out his duties; PROVIDED,  HOWEVER, that the foregoing shall not be deemed to prohibit the Employee, outside of normal business hours, from engaging in any other business activities that do not conflict or interfere with his obligations to the Company or its Affiliates (as  hereinafter  defined) as set forth in this
Agreement.  The Employee, at all times during the Term, shall adhere to and obey all Company  Policies that have been furnished or provided to him or of which he has  otherwise  become or been  made  aware.  For  purposes  of this  Agreement,
"COMPANY POLICIES" means,  collectively,  the practices,  rules,  procedures and polices of the Company as in effect from time to time,  whether or not set forth in writing in any Company manual or other  directive or as may be imposed on the

                                       2

Company  under  applicable  law, and "SENIOR  OFFICER"  means (if other than the
Employee) the Chairman of the Board of the Company.  Without limiting the effect or generality of the foregoing, the Employee shall at all times during the Term:

     (1)  faithfully,  diligently and timely  perform such duties,  and exercise such powers,  as may from time to time be assigned to, or vested in, him by the Board or any Senior Officer;

     (2) obey all lawful and  reasonable  directions  of the Board or any Senior
     Officer;

     (3) use his best  efforts and  endeavors  to promote the  interests  of the
     Company and its Affiliates;

     (4) keep the Board (or such  persons(s)  as may have been  designated  from time to time by the Board)  promptly  and fully  informed (in writing if so requested)  of his conduct of the  business  and affairs of the Company and provide such explanations as the Board may from time to time request;

     (5)  subject to the proviso in the first  sentence  of SECTION  1(b) above, devote all of his  professional  and  business  time to the  conduct of the business of the Company  (and,  if so  requested by the Board or any Senior
     Officer,  one or  more of its  Affiliates)  and to the  performance  of his duties hereunder;

     (6) except with respect to the Consolidation (as hereinafter defined),  not at any time engage in any self  dealing or  conflict  of  interest  that is material  to  the  Company  or  any of  its  Affiliates  or to any  client, customer,  supplier or vendor of the  Company or of any of its  Affiliates;
     and

     (7) not at any time  make any  materially  untrue or  misleading  statement relating  to  the  Company  or  any of  its  Affiliates  or to any  client, customer, supplier or vendor of the Company or of any of its Affiliates.

     (c) In addition,  the Employee  shall perform such other  functions for the
Company,  including  taking  positions with Affiliates and performing  duties on their  behalf,  as may be  assigned to him from time to time by the Board or any
Senior Officer.  As used in this Agreement,  "AFFILIATE" of any person means any entity  (1)  that  such  person  (directly  or  indirectly  through  one or more subsidiaries or other entities, or by contract or otherwise) controls,  (2) that
(directly or indirectly  through one or more subsidiaries or other entities,  or by contract,  overlapping  directors or management or otherwise),  controls such person or is under common  control  with such  person,  (3) in which such person
(directly or indirectly  through one or more subsidiaries or other entities,  or by  contract  or  otherwise)  owns (of  record or  beneficially)  or  holds,  or otherwise  has the right to vote,  at least a five per cent  (5%) of the  equity interest thereof or therein, (4) that, individually or with others with which it is acting as a group or with a common goal,  (directly or indirectly through one or more  subsidiaries or other  entities,  or by contract or otherwise) owns (of record or beneficially) or holds, or otherwise has the right to vote, at least a ten per cent (10%) of the equity  interest of or in such  person,  (5) for which such person,  if an  individual,  is serving or acting as an officer,  employee, sales agent or representative,  consultant or adviser or in any similar capacity or (6) for which such person, if an individual, is acting or serving as a member of its board of  directors or other  governing  body.  Notwithstanding  anything contained herein to the contrary,  the Employee shall not be obligated hereunder to devote more time to performing his duties hereunder to the Company and/or its
Affiliates than is generally expected of other executives of the Company.

     (d) The Company shall  reimburse the Employee for all  reasonable  expenses expended by the Employee in connection  with the  investigation  of the Employee
(as an officer or director of the  Company) or any finding or  determination  of suitability  of the  Employee  (as an officer or director of the Company) by any
Gaming Authority (as defined in the Contribution Agreement).

     2. TERM OF EMPLOYMENT.

     This  Agreement is terminable at will by either the Employee or the Company upon 30 days prior written notice,  and (b) the amounts then due thereunder from the date of the closing shall be limited to the amounts due under  Sections 4, 5 and 6 of  this  Agreement  (including,  without  limitation,  any and all of the
Employee's  salary  due  hereunder  or under  the  Original  Agreement  that the
Employee may have agreed to, or in the future agrees to, defer ($436.95  through the date hereof)).

     3. TRAVEL.

     Travel during the Employee's employment shall be in accordance with Company
Policies  as in effect  from time to time.  The  Employee  shall be  entitled to reimbursement for employment-related travel in accordance with SECTION 5 below.

     4. COMPENSATION.

     (a)  As  compensation  for  his  services  and  in  consideration  for  the
Employee's  covenants  contained  in this  Agreement,  the Company  shall pay to
Employee a salary that on an  annualized  basis will equal Two Hundred  Thousand
Dollars ($200,000). Such annual salary shall be payable in equal installments on a bi-weekly basis and in accordance  with Company  Policies and shall be subject to applicable federal, state and local withholdings and deductions.

     (b) The  Company  shall be  entitled  to  withhold  from any  payments  due hereunder taxes, FICA,  contributory  insurance  participations and other normal deductions, all in accordance with Company Policies.

     5. EXPENSE REIMBURSEMENT.

     The Company shall, consistent with Company Policies, reimburse the Employee
for  reasonable   out-of-pocket   business  expenses  incurred  by  him  in  his
performance of services  hereunder to or for the Company or any Affiliate of the
Company, upon submission of reasonable documentation therefor.

     6. OPTION AWARDS.

     All previously  granted Company stock options and vesting  schedules of the
Employee  shall remain in effect.  The Company may, from time to time,  elect to grant the Executive additional stock options.

     7. OTHER BENEFITS.

     (a) Subject to his  qualifying  therefor  and  complying  with all relevant
Company  Policies,  the Employee shall be entitled to participate in all benefit plans,  retirement plans, programs and arrangements of the Company, if any, made available to its officers or  generally  to its  employees,  on a basis at least equal to that extended to other senior management employees of the Company.

     (b) The  Employee  shall be  entitled  to  twenty  (20)  days per year paid vacation and five (5) paid personal days in accordance with the Company Policies in effect  from  time to time.  Unused  vacation  and  personal  days may not be carried over to a subsequent  year,  and the Company shall have no obligation to compensate Employee for any unused vacation or personal days upon the expiration or earlier termination of this Agreement or Employee's employment hereunder.

     8.  REPRESENTATIONS  AND  WARRANTIES  OF  EMPLOYEE.   The  Employee  hereby
represents and warrants to the Company,  in order to induce the Company to enter into this Agreement and employ him hereunder, as follows:

     (a) The Employee has not been convicted of any felony or any other criminal offense  that  is  punishable  with or by six (6)  months  or more  imprisonment
(regardless  of whether  Employee has actually  been  imprisoned or sentenced to imprisonment).

     (b) The Employee is under no contractual  or other  impediment to undertake the offices and/or employment provided or contemplated hereunder or otherwise to perform  hereunder  and that,  by so doing,  he will not be in  violation of any commitment, agreement or obligation to any other person or entity.

     9. CONFIDENTIAL/PROPRIETARY INFORMATION; NON-SOLICITATION; NON-COMPETITION.

     (a) During the Term and thereafter,  Employee  shall,  and shall cause each and all of his agents, representatives and Affiliates:

     (1) to treat all Confidential  Information (as hereinafter  defined) in the strictest confidence;

     (2) not to disclose, publish, distribute,  disseminate,  reproduce, utilize or  make  accessible  in  any  manner  or  in  any  form  any  Confidential
     Information  other than in connection with performing the services required of the Employee under this Agreement; and

     (3) not to reproduce,  retain,  copy, publish,  plagiarize,  appropriate or otherwise utilize (as a model, precedent,  form, template or otherwise), or refer to in way, any of the Company's marketing materials, forms of letters or  agreements  or other  business  documents or any part or portion of, or excerpt from, any of the foregoing.

     (b) As used  herein,  "CONFIDENTIAL  INFORMATION"  means  any  proprietary, confidential  and/or other  non-public  information of, relating to or regarding the business or interests  of the Company or any of its  Affiliates,  including,
without  limitation,  (1)  any  trade  secrets,  know-how,   databases,  company
policies, procedures and techniques,  correspondence,  agreements, negotiations, offering packages, business descriptions and profiles, business plans, financial information, product literature and technical projects of, regarding or relating to the Company or any of its  Affiliates or the business,  operations,  products and/or services of the Company or any of its Affiliates, (2) any research datum, result or report  regarding the Company or any of its  Affiliates or any aspects of the business, operations, business dealings, prospects or financial condition or financial  results of the Company or any of its  Affiliates,  (3) any report, analysis,  study, invention,  process or other work product developed by, for or on  behalf  of  the  Company  or  any  of  its  Affiliates,  including,  without limitation,  that  developed  by the  Employee,  whether on the  premises of the
Company or elsewhere and whether or not developed  during normal  business hours or on normal  business  days, and (4) any list of customers,  clients,  vendors, suppliers or prospects of the Company or any of its Affiliates.  Notwithstanding
the  foregoing,  the  provisions  of  this  Agreement  shall  not  apply  to any
Confidential  Information to the extent,  but only to the extent,  that the same is, or has become,  publicly  known under  circumstances  involving no breach of this Agreement or any other agreement of  confidentiality  or has been disclosed pursuant to an order or requirement of a court,  administrative  agency or other governmental body of competent authority, PROVIDED HOWEVER, that the Company has been given appropriate and reasonable notice of such proceeding and a reasonable opportunity to contest such  disclosure.  Without limiting the generality of the foregoing,  except as consented to in writing by the Board or a Senior  Officer, the Employee shall not in any way or at any time disclose or publish the name(s)
or  description(s)  of any  transaction by the Company or any of its Affiliates, whether contemplated,  pending or completed, or the identity of any party to any such transaction.

     (c) All business, financial, product and technical records, information and literature relating to the business or operations, or any product or service, of the Company or any of its Affiliates (all such business,  financial, product and technical  records,  information and literature  being  hereinafter  referred to collectively as "BUSINESS RECORDS"), including, without limitation, Confidential
Information,  fee agreements,  confidentiality  agreements,  papers,  databases, contact records, documents and correspondence and studies containing information relating to the Company or any of its  Affiliates  or any  transaction  (whether contemplated,  pending or completed) by the Company or any of its Affiliates, in all cases  irrespective of the manner in which such  information was obtained or is  kept  or  stored,  made or kept by the  Employee  or  under  the  Employee's possession,  custody or control or in the possession,  custody or control of any agent and  representative  of the  Employee,  shall be and  remain  the sole and exclusive property of the Company and shall be surrendered to the Company at the time of the  expiration or earlier  termination  of this Agreement or Employee's employment hereunder for any reason whatsoever or, if earlier,  upon the request of the Company.  Upon such  expiration or  termination or earlier  request,  the
Employee  shall not,  and shall  cause his or her  agents,  representatives  and
Affiliates not to, retain,  publish or disclose,  or otherwise use,  without the prior written consent of a Senior Officer, any Business Records.

     (d) Employee  hereby  assigns,  transfers and conveys to the Company all of his respective right,  title and interest in and to any and all Company Property
(as hereinafter  defined).  If any Company Property is deemed in any way to fall within  the  definition  of "work for hire" as such term is defined in 17 U.S.C.
ss.101,  such  Company  Property  shall be  considered  "work  for hire" and the
Company  shall  be  deemed  the  author  and  sole  and  exclusive  owner of any copyrights  and  other  rights  and  interests  therein.  If any of the  Company
Property is considered to be work not included in the categories of work covered by the "work for hire" definition  contained in 17 U.S.C.  ss.101,  such Company
Property shall be owned by the Company or assigned or transferred completely and exclusively  to the  Company.  The  Employee  agrees  promptly  to  execute  any instruments,  and to do all things, reasonably requested by the Company in order more fully to vest in the Company all ownership rights in all Company  Property.
As used herein,  "COMPANY PROPERTY" means each and all of every idea, invention, writing,  composition  and/or  computer  program  (whether or not  patentable or protected by copyright  and  including,  without  limitation,  any  Confidential
Information)  that  relates to the  business or affairs of the Company or any of its  Affiliates  and either (i) that has been  conceived,  created,  invented or otherwise  developed in whole or in part by the Employee or (ii) with respect to the  conception,  creation,  invention or development of which Employee may have aided during the term of his employment by the Company.

     (e) In furtherance of the covenants  contained herein and as a condition to the  continuation  of the Employee's  employment  hereunder,  the Employee shall execute and deliver to the Company such further  agreements  and  commitments as the  Company  may from time to time  reasonably  request  in order more fully to
protect  the  Company's   rights  and  interests  in  and  to  the  Confidential
Information, the Business Records and proprietary and other rights and interests in and with respect to its business prospects.

     10. INJUNCTIVE RELIEF; INDEPENDENCE AND SEVERABILITY OF COVENANTS.

     (a) The Employee  acknowledges  and agrees that, in the event of any breach or likely breach of any of the covenants of SECTION 9 above, the Company and any relevant  Affiliate(s)  would be irreparably  harmed and could not be made whole solely by monetary  damages.  It is  accordingly  agreed that such  Persons,  in addition  to any  other  remedies  to which  they may be  entitled  at law or in equity,  shall be entitled to equitable  relief (in the form of an injunction or otherwise)  in  respect  of such  breach or  likely  breach  (or any  threatened breach).  In the event the  Company  seeks any  equitable  relief or remedy with respect to any such  threatened or actual  breach,  violation or default (1) the
Employee  will not seek to oppose or defend  against  such  equitable  relief or remedy on the ground that the  Company  has an adequate  remedy at law or on any other  similar or  related  ground  and (2) no bond or other  security  shall be required for, or as a condition to, the seeking or granting of any injunction or other equitable  relief.  It is intended to grant full third-party  rights under this provision.

     (b) The  Employee  acknowledges  and agrees  that the  covenants  and other provisions set forth in SECTION 9 above and in this SECTION 10 be enforceable to the fullest extent possible under applicable law.

     (c) For the  purposes of this  SECTION 10, the state and federal  courts of the State of New York will be the  proper  and  exclusive  forums  for any legal controversy arising in connection with this Agreement.

     11. MISCELLANEOUS.

     (a) INDEMNIFICATION.

     (1) Each of the parties hereto (an  "INDEMNIFYING  PARTY") shall  indemnify and hold  harmless the other party hereto (and,  with respect to any breach of SECTION 9 above,  the Company's  Affiliates) (the  "INDEMNIFIED  PARTY")
     from and against,  and shall reimburse the  Indemnified  Party for, any and all liabilities,  losses,  damages, costs and expenses (including,  without limitation,  reasonable  attorneys'  fees and other legal costs,  including those related to any appeal,  and costs of any  investigation)  (all of the foregoing,  collectively,  "LOSSES") that have been suffered or incurred by the  Indemnified  Party and that have resulted from, or been occasioned by,
     (a) any breach or violation by the Indemnifying  Party of any of its or his representations,  warranties,  covenants  and  other  agreements  set forth herein or (b) any claim  asserted by any third party that,  if true,  would constitute a breach or violation by the Indemnifying Party of any of its or his representations,  warranties,  covenants and other agreements set forth herein (any such claim, a "THIRD-PARTY CLAIM").

     (2) If the Indemnified  Party shall receive notice of, or otherwise  become aware of the assertion of, any Third-Party  Claim with respect to which the
     Indemnified  Party intends to seek  indemnification  under this  SUBSECTION
     (a), then the Indemnified Party shall give prompt written notice thereof to the Indemnifying Party, which notice shall include or be accompanied with a
     copy  of  any  summons,   complaint  or  other  written  evidence  of  such
     Third-Party  Claim to the  extent  that such  summons,  complaint  or other written  evidence  has been  received by such  Indemnified  Party or by any attorney or other agent thereof.  The failure of the  Indemnified  Party to give such  notice or to give such  notice  promptly  shall not  relieve the
     Indemnifying  Party of its  obligation to indemnify the  Indemnified  Party under this  SUBSECTION  (a) except to the extent  that the  failure to give such notice or the delay in giving such  notice has  materially  prejudiced the  Indemnifying  Party  in its or his  ability  to  defend  against  such
     Third-Party  Claim. The Indemnifying  Party shall, with counsel selected by it (which  selection  shall be subject to the  approval of the  Indemnified
     Party,  such  approval  not to be  unreasonably  withheld or  delayed),  be entitled  to defend  against and settle any Third  Party  Claim;  PROVIDED,
     HOWEVER,  that the Indemnifying Party's right to do so shall be conditioned upon its or his having confirmed in writing to the Indemnified Party its or his  obligation  to indemnify  the  Indemnified  Party with respect to such
     Claim (any such  confirmation,  a "NOTICE  TO  INDEMNIFY")  and,  PROVIDED, further,  HOWEVER,  that the  Indemnifying  Party  shall not be entitled to enter into any  settlement  of any such  Claim  without  the prior  written consent of the Indemnified  Party,  which consent shall not be unreasonably withheld  or  delayed.  Notwithstanding  anything  contained  herein to the contrary, the Indemnifying Party's obligation to indemnify the Indemnifying
     Parties  against  any  Third-Party  Claim  shall  be  conditioned  upon the
     Indemnifying  Party providing full and timely cooperation in the defense of such Claim.

     (3)  Notwithstanding  anything contained herein to the contrary,  except as provided in the next following  sentence,  the Indemnifying Party shall not be obligated to indemnify the Indemnified  Party for, or otherwise pay, any attorneys'  fees or  other  legal or  related  costs  (or any  costs of any investigation)  suffered or incurred by the Indemnified Party in connection with any Third-Party  Claim after the Indemnified  Party receive any Notice to Indemnify with respect to such Claim; PROVIDED, HOWEVER, that, if, after giving any Notice to Indemnify,  the Indemnifying Party reverses its or his position  and  claims  that  it or he is  not  required  to  Indemnify  the
     Indemnified  Party against the  Third-Party  Claim,  then, in the event the
     Indemnifying  Party is obligated  hereunder to  indemnify  the  Indemnified
     Party with respect to such Claim, the Indemnifying Party shall bear and pay the  reasonable  attorneys'  fees and other legal  costs,  including  those related to any  appeal,  and costs of any  investigation,  incurred  by the
     Indemnified  Party after the  Indemnifying  Party has  reversed  its or his position  and  claimed  that  it or he is not  required  to  Indemnify  the
     Indemnified  Party against such Claim.  Notwithstanding  the foregoing,  if there is a  legitimate  and good faith  conflict  of  interest  between the
     Indemnifying Party and the Indemnified Party in connection with the defense of any Third-Party Claim so that one counsel or law firm could not properly
     represent  both  parties  in  connection   with  such  defense,   then  the
     Indemnified  Party,  in  the  event  it  or he is  obligated  hereunder  to indemnify the Indemnified Party with respect to such Claim,  shall bear and pay the reasonable  attorneys' fees and other legal costs,  including those related to any  appeal,  and costs of any  investigation,  incurred  by the
     Indemnified  Party in connection  with such defense,  regardless of whether
     the  Indemnifying  Party  has  given  a  Notice  to  Indemnify.   Under  no
     circumstances,  however,  shall the Indemnifying  Party be obligated to pay for the attorneys'  fees or related legal fees of more than one attorney or law firm.

     (b) NOTICES. All notices, demands, requests,  consents,  approvals or other communications  (each  of  the  foregoing,  a  "NOTICE")  required  to be  given hereunder  or pursuant  hereto to either  party  hereto  shall be in writing and shall be (a)  personally  delivered,  (b) sent by both  registered  to certified mail,  postage  prepaid and return  receipt  requested,  and regular first class mail,  (b) sent both by  facsimile  transmission  with  receipt of  transmission confirmed  electronically or by telephone and by regular first class mail or (c)
sent by reputable  overnight  courier  service with charges prepaid and delivery confirmed,  to the intended  recipient at its or his  respective  address as set forth below; PROVIDED, HOWEVER, that, if a party sending any Notice has received written notice in accordance  with this  SUBSECTION (b) of a more recent address for any  intended  recipient  referred  to below,  any  Notice to such  intended recipient  shall be delivered or sent to it or him at the most recent address of which such party has received such a notice:

     if to the Company:

     Empire Resorts, Inc.
     Route 17B
     Monticello, New York 12701
     Attn: Chairman of the Board
     Facsimile number: (845) 791-1547

     if to Employee:

     Scott A. Kaniewski
     2412 Central Park Ave.
     Evanston, IL 60201-1812

     Facsimile number: _________

Any Notice  delivered  or sent as provided  above shall be deemed  given when so delivered or sent and shall be deemed  received (i) when  personally  delivered,
(ii) three (3) business  days after being mailed as above  provided,  (iii) when sent by facsimile  transmission  as above  provided or (iv) one (1) business day after  being sent by  courier as above  provided;  PROVIDED,  HOWEVER,  that any
Notice  specifying  a new  address  to which any  Notice  shall be sent shall be deemed received only when actually received.

     (c) ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final expression  of their  agreement  and  intended  to be a complete  and  exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter  contained  herein,  constitutes the entire  agreement of the parties with respect to such subject matter and  supersedes,  and merges herein,
all  prior  and  contemporaneous  negotiations,  discussions,   representations,
understandings and agreements between the parties, whether oral or written, with respect such subject matter. No representation,  warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement.

     (d)  AMENDMENT  AND WAIVER.  This  Agreement  may be  amended,  modified or supplemented only to the extent expressly set forth in writing that is signed by the party to be charged  therewith  and that sets forth therein that its purpose is to amend,  modify or  supplement  this  Agreement or some term,  condition or provision  hereof.  No  waiver  of any  term,  condition  or  provision  of this
Agreement  or of any breach or  violation  of this  Agreement  or any  provision hereof shall be effective  except to the extent  expressly  set forth in writing that is  signed by the  party to be  charged  therewith.  Without  limiting  the generality of the foregoing,  no conduct  (including,  without  limitation,  any failure or delay in  enforcing  this  Agreement or any  provision  hereof or any acceptance  or retention of payment) or course of conduct by either party hereto shall be deemed to  constitute a waiver by such party of the breach or violation of this  Agreement or of any  provision  hereof by the other party  hereto.  Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional.  No waiver of any breach or violation of any agreement or provision  herein contained shall be deemed a waiver of any preceding or succeeding  breach or violation  thereof nor of any other agreement or provision herein contained.  No waiver or extension of time for  performance  of any  obligations  or acts  shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     (e)  ASSIGNMENT;  NO THIRD  PARTY  BENEFICIARIES.  This  Agreement  and the
rights,  duties and  obligations  hereunder  may not be assigned or delegated by either  party  hereto,  without  the prior  written  consent of the other  party hereto;  PROVIDED that,  consistent with the terms hereof,  the Company may from time to time direct that the Employee serve as a director  and/or officer of, or otherwise provide services to or work for, any Affiliate of the Company.  Except as provided in the preceding sentence, any purported assignment or delegation of rights,  duties or obligations  hereunder made without the prior written consent of the  other  party  hereto  shall  be null and  void  and of no  effect.  This
Agreement  and the  provisions  hereof  shall be  binding  upon and  enforceable against  each of the  parties  and  their  respective  executors,  heirs,  legal representatives,  administrators,  successors and assigns and shall inure to the benefit  of and be  enforceable  by each of the  parties  and  their  respective
executors,   heirs,  legal  representatives,   administrators,   successors  and
permitted assigns.  Except as contemplated under SECTION 11 above and SUBSECTION
(a) of this  SECTION 11, this  Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

     (f)  SEVERABILITY.  This  Agreement  shall  be  deemed  severable,  and the invalidity or  unenforceability of any term or provision hereof shall not affect the  validity  or  enforceability  of this  Agreement  or of any  other  term or provision  hereof.  The  parties  intend  that  this  Agreement  and each of the
provisions   hereof  be  enforced  to  the  fullest  extent  permitted  by  law.
Accordingly, in lieu of any such invalid or unenforceable term or provision, the parties  hereto  intend that there shall be added as a part of this  Agreement a provision as similar in terms to such invalid or unenforceable  provision as may be possible and be valid and enforceable.

     (g) FURTHER  ASSURANCES.  Each party hereto,  upon the request of any other party  hereto,  shall do all such  further  acts and  execute,  acknowledge  and deliver all such  further  instruments  and  documents  as may be  necessary  or desirable  to carry out the  transactions  contemplated  by, and the purpose and intent of, this Agreement.

     (h) TITLES AND  HEADINGS;  RULES OF  INTERPRETATION.  Titles,  captions and headings of the sections,  articles and other subdivisions of this Agreement are for  convenience  of  reference  only and shall not affect the  construction  or interpretation  of any provision of this  Agreement.  References to Sections and
Articles  refer to sections  and  articles of this  Agreement  unless  otherwise stated. Words such as "herein,"  "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import,  unless the context  requires  otherwise, refer to this  Agreement  taken as a whole  and not to any  particular  Section,
Article or other provision  hereof.  As used in this  Agreement,  the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and VISA VERSA.  This  Agreement  is the  product of mutual  negotiations between the parties and their respective counsels,  and no party shall be deemed the draftsperson hereof or of any portion or provision hereof.  Accordingly,  in the event of any ambiguity or  inconsistency in any provision of this Agreement, the same  shall not be  interpreted  against  either  party  hereto as the party responsible for drafting such provision.

                                       10

     (i) WAIVER OF JURY  TRIAL;  CONSENT TO  JURISDICTION.  EACH OF THE  PARTIES
HERETO  EXPRESSLY  WAIVES ITS OR HIS RIGHT TO A JURY  TRIAL WITH  RESPECT TO ANY
SUIT,  LITIGATION OR OTHER JUDICIAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY
DISPUTE HEREUNDER OR RELATING HERETO.

     (j) GOVERNING LAW; JURISDICTION OF COURTS. This Agreement shall be governed by,  interpreted under and construed in accordance with the internal laws of the
State of New York  applicable to contracts  executed and to be performed in that
State  without  giving  effect to the choice of conflict of laws  principles  or provisions thereof.  Each of the parties hereto agrees that any dispute under or with respect to this Agreement  shall be determined  before the state or federal courts  situated in the City,  County and State of New York,  which courts shall have exclusive  jurisdiction over and with respect to any such dispute, and each of the parties hereto hereby  irrevocably  submits to the  jurisdiction  of such courts.  Each party hereby agrees not to raise any defense or  objection,  under the theory of forum non conviens or otherwise,  with respect to the jurisdiction of any such  court.  In  addition to such other  method as may  available  under applicable law, each party agrees that any summons, complaint or other papers or process in  connection  with any such  dispute may be served on it or him in the same manner in which a Notice may be given to it or him  pursuant to  SUBSECTION
(b) of this SECTION 11.

     (k) COUNTERPARTS. This Agreement may be executed in counterparts and by one or more of the parties  hereto in separate  counterparts,  each of which when so executed  shall be deemed an  original  and all of which  taken  together  shall constitute one and the same instrument.

     IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Agreement effective as of the date first above written.

                                             EMPIRE RESORTS, INC.

/s/ SCOTT A. KANIEWSKI                       By: /s/ Thomas W. Aro
------------------------                        --------------------------------
Scott A. Kaniewski                           Name:    Thomas W. Aro
                                             Title:   Executive Vice President

                                       11